BUILDERS FIXED INCOME FUND, INC.

Supplement to the Statement of Additional Information
Dated
April 30, 2005

Supplement effective January 31, 2006

DIRECTORS AND OFFICERS

Effective as of December 7, 2005, Mr. Michael J. Lauer resigned from his position as director of Builders Fixed Income Fund, Inc. (the “Company”). Mr. Lauer left to devote additional time to existing responsibilities outside of the Fund. Effective as of January 31, 2006, Mr. James D. Slebiska has retired and resigned his position as director of the Fund. As a result thereof, the Board of Directors now consists of Joseph A. Montanaro, Dennis F. Penkalski and Bobby J. Yeggy, each an independent director, John W. Stewart who, in addition to serving as a director, also serves as President, Treasurer and Secretary of the Company, and Terry Nelson.